                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the  Registrant / /
Filed by a party other than the  Registrant /X/
Check the appropriate box:
/ /  Preliminary proxy statement              / /  Confidential, for Use of the Commission
                                                   Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/X/  Soliciting material under Rule 14a-12

                               MAXWORLDWIDE, INC.
                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies: Not applicable
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(2)   Aggregate number of securities to which transaction applies: Not applicable
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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
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(4)   Proposed maximum aggregate value of transaction: Not applicable
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(5)   Total fee paid: Not applicable

/ /   Fee paid previously with preliminary materials.

/ /   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid: Not applicable
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(2)   Form, Schedule or Registration Statement No.: Not applicable
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(3)   Filing Party: Not applicable
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(4)   Date Filed: Not applicable
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            On September 18, 2002, Newcastle Partners,  L.P.  ("Newcastle") sent the following letter to MaxWorldwide, Inc. (the "Company"):

                            NEWCASTLE PARTNERS, L.P.
                          200 Crescent Court, Suite 670
                               Dallas, Texas 75201

                                                 September 18, 2002

BY FAX AND FEDERAL EXPRESS
--------------------------

MaxWorldwide, Inc.
50 West 23rd Street
Fourth Floor
New York, New York 10010

              Re:  Notice of Intention to Nominate  Individuals  for Election as
                   Directors  at the 2002  Annual  Meeting  of  Stockholders  of
                   MaxWorldwide,   Inc.   ("MaxWorldwide"   or  the   "Company")
                   -------------------------------------------------------------

Ladies and Gentlemen:

            Newcastle Partners, L.P., a Texas limited partnership ("Newcastle"), is the beneficial  owner and/or owner of record of at least 1,104,200  shares of common stock,  $.001 par value per share, of MaxWorldwide  (the "Common Stock").
Newcastle  holds  certain of its shares of Common Stock  through the  Depository
Trust Company,  whose address is 55 Water Street, 50th Floor, New York, New York
10041.  Newcastle's  current address is 200 Crescent Court,  Suite 670,  Dallas,
Texas 75201.

            Through this letter (the "Notice"),  Newcastle  hereby nominates and notifies you of its intent to nominate Mark E. Schwarz, Steven J. Pully, Timothy
A. Bienek, John Murray, Daniel A. Breen III, Carl E. Esrey and Daniel Routman as
nominees (the "Nominees") to be elected to the Board of Directors of the Company
(the  "MaxWorldwide  Board") at the next annual meeting of  stockholders  of the
Company,  or any other meeting of  stockholders  held in lieu  thereof,  and any adjournments, postponements, reschedulings or continuations thereof (the "Annual
Meeting").  To the  extent  there  are  in  excess  of  seven  vacancies  on the
MaxWorldwide   Board  to  be  filled  by  election  at  the  Annual  Meeting  or
MaxWorldwide  increases  the size of the  MaxWorldwide  Board above its existing size, Newcastle reserves the right to nominate additional nominees to be elected to the  MaxWorldwide  Board at the Annual Meeting.  Additional  nominations made pursuant to the  preceding  sentence  are without  prejudice  to the position of
Newcastle  that any  attempt  to  increase  the size of the  MaxWorldwide  Board constitutes an unlawful  manipulation of MaxWorldwide  corporate  machinery.  If this Notice shall be deemed for any reason by a court of competent  jurisdiction to be  ineffective  with respect to the nomination of any of the Nominees at the
Annual  Meeting,  or if any individual  Nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to the remaining
Nominee(s) and as to any replacement Nominee(s) selected by Newcastle.

            Please address any correspondence to Newcastle  Partners,  L.P., 200
Crescent Court,  Suite 670,  Dallas,  Texas 75201,  Attention:  Mark E. Schwarz,
telephone (214) 661-7474,  facsimile (214) 661-7475 (with a copy to our counsel,
Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue,  New York, New

York  10022,  Attention:  Adam W.  Finerman,  Esq.,  telephone  (212)  753-7200, facsimile (212) 755-1467).

                                       Very truly yours,

                                       NEWCASTLE PARTNERS, L.P.
                                       By: Newcastle Capital Management, L.P.,
                                           its general partner
                                       By: Newcastle Capital Group, L.L.C., its
                                           general partner

                                       By: /s/ Mark E. Schwarz
                                           -------------------------------------
                                           Mark E. Schwarz, Managing Member

            Newcastle is a member of The MaxWorldwide  Full Value Committee (the
"Committee"). The Committee intends to make a preliminary filing with the SEC of proxy  materials to be used to solicit votes for the election of its nominees at the Company's next Annual Meeting of Stockholders.

            Newcastle  strongly  advises all stockholders of the Company to read the proxy  statement  when it is  available  because it will  contain  important information.  Such proxy  statement  will be available at no charge on the SEC's web site at http://WWW.sec.gov.

            The participants in any solicitation  that may be represented by the above letter and in the anticipated proxy solicitation are The MaxWorldwide Full
Value  Committee,  Newcastle,  Newcastle  Capital  Management,  L.P.,  Newcastle
Capital Group L.L.C., Mark E. Schwarz, Couchman Partners, L.P., Couchman Capital
LLC, Jonathan Couchman,  Furtherfield Partners, L.P., DB3 Holdings Corp., Skiles
Partners,  L.P., Daniel A. Breen III, Steven J. Pully,  Timothy A. Bienek,  John
Murray,  Carl E.  Esrey and  Daniel  Routman.  In the  aggregate,  such  parties beneficially  own 2,751,562 shares of Common Stock,  representing  approximately
11.2% of the issued and outstanding shares of Common Stock.

            Additional information regarding the participants is included in the
Schedule 13D, as amended,  filed with the SEC by the  participants  on September
19, 2002.